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                                EXHIBIT 23.11
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                           Consent of Person About
                              to Become Director


        I hereby consent to my being named in the registration statement on Form S-4 filed by Vencor, Inc. ("Vencor") as a person who will become a director of Vencor upon consummation of the merger of The Hillhaven Corporation and Vencor.


                                                /s/ Jack O. Vance
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                                                Jack O. Vance